UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2005

                     The St. Paul Travelers Companies, Inc.
             (Exact name of registrant as specified in its charter)


           Minnesota                   001-10898             41-0518860
(State or other jurisdiction  (Commission File Number)    (IRS Employer
  of incorporation)                                      Identification Number)


           385 Washington Street                                55102
           Saint Paul, Minnesota
     (Address of principal executive offices)                (Zip Code)

                                 (651) 310-7911
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

The Office of the Attorney General of the State of New York has issued a subpoena to The St. Paul Travelers Companies, Inc., requesting documents and seeking information relating to the reporting of workers' compensation premiums. St. Paul Travelers is cooperating fully with the Attorney General's requests for information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2005            THE ST. PAUL TRAVELERS COMPANIES, INC.

                                    By: /s/ Bruce A. Backberg
                                        __________________________________
                                        Name:  Bruce A. Backberg
                                        Title: Senior Vice President